                          PROLIANCE INTERNATIONAL, INC.

                            EXECUTIVE SEVERANCE PLAN
                            EFFECTIVE JANUARY 1, 2005

                                TABLE OF CONTENTS

                          PROLIANCE INTERNATIONAL, INC.
                            EXECUTIVE SEVERANCE PLAN

SECTION 1.  NAME, EFFECTIVE DATE AND PURPOSE
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     1.1 Proliance International, Inc. hereby establishes an Executive Severance
Plan (the "Plan") as of January 1, 2005.

     1.2 The purpose of the Plan is to provide supplemental compensation for key employees and managers of Proliance International, Inc. or its affiliates (the
"Company"), as selected by the Board of Directors, in its sole discretion, whose employment is terminated under certain circumstances.

     1.3 The Plan is intended to be an unfunded, non-qualified deferred compensation plan for a select group of management and highly compensated employees, as described in ss.201(2) and ss.301(a)(3) of the Employee Retirement
Income Security Act ("ERISA") and ss.409A(a)(2), (3) and (4) of the Internal
Revenue Code, and the provisions of the Plan shall be interpreted accordingly.

SECTION 2.  DEFINITIONS
-----------------------

     2.1 "Administrative Committee" shall mean the Compensation Committee of the
Board of Directors (or if such Committee is not then constituted, the Board of
Directors), which shall administer the Plan as provided in Section 3, below. Any notices, elections or other writings should be sent to the Administrative
Committee, Proliance International, Inc. Executive Severance Plan, 100 Gando
Drive, New Haven, CT 06513.

     2.2 "Board of Directors" shall mean the Board of Directors of Proliance
International, Inc. or its delegate.

     2.3 "Change of Control" of the Company will be deemed to have occurred if
(i) any "person" (as such term is defined in Section 3(a)(9) and as used in
Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange
Act"), excluding the Company or any of its subsidiaries, a trustee or any fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly, by shareholders of the Company in substantially the same proportion as their ownership of the Company, becomes the "beneficial owner" (as defined in
Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the
Company representing an increase from less than Twenty Percent (20%) to Fifty
Percent (50%) or more of the combined voting power of the Company's then outstanding securities ("Voting Securities"); (ii) during any period of not more than two (2) years, individuals who constitute the Board of Directors of the
Company as of the beginning of the period and any new director (other than a director designated by a person who has entered into an agreement with the
Company to effect a transaction described in clause (i) or (iii) of this sentence) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3)
of the directors then still in office who either were directors at such time or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; (iii) the stockholders of the
Company approve a merger, consolidation or reorganization or a court of competent jurisdiction approves a scheme or arrangement of the Company, other than a merger, consolidation, reorganization or scheme which would result in the
Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the Voting Securities of the Company or such surviving entity outstanding immediately after such merger, consolidation, reorganization or scheme or arrangement, and such transaction is completed; or
(iv) the stockholders of the Company approve a plan of complete liquidation of the Company or any agreement for the sale of substantially all of the Company's assets, and such transaction is completed.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.5 "Company" shall mean Proliance International, Inc. and its successors, and any other affiliated company as shall be designated by the Board of
Directors as eligible to have one or more of its senior executives participate in the Plan.

     2.6 "Effective Date" shall mean January 1, 2005.

     2.7 "Participant" shall mean an individual employed by the Company who is a high level management employee and who (a) has been selected for participation in this Plan by the Administrative Committee, or (b) had a written Severance
Agreement with the Company which, by written agreement, has been superseded and replaced by this Plan.

     2.8 "Plan" shall mean Proliance International, Inc. Executive Severance
Plan.

     2.9 "Plan Administrator" shall mean the Administrative Committee.

     2.10 "Plan Year" shall mean each calendar year.

     2.11 "Separation from Service" means a termination of employment with the
Company, as defined for purposes of Code ss.409A.

     2.12 "Specified Employee" means a Specified Employee as defined for purposes of Code ss.409A(2)(B)(i), which is, generally, the same as a Key
Employee under the Proliance International, Inc. Pension Plan, provided the
Company has stock which is then publicly traded on an established securities market or otherwise.

SECTION 3.  ADMINISTRATION
--------------------------

     3.1 The Plan shall be administered by the Administrative Committee. The
Administrative Committee shall have full discretionary authority and power to construe and interpret the terms of the Plan, establish and amend administrative procedures to further the purposes of the Plan, and take any other actions necessary to administer the Plan. The Administrative Committee's decisions, actions, and interpretations regarding the Plan shall be final and binding upon all Participants.

     3.2 The Administrative Committee shall act by vote or written consent of a majority of its members. Members of the Administrative Committee who are
Participants may vote on or participate in any matter affecting the administration of the Plan, provided, however, that no member of the
Administrative Committee may vote on or participate in any matter directly relating to his or her own benefits.

     3.3 The Administrative Committee (or its delegate) shall (a) calculate and maintain records of benefit payments; (b) prepare communications to
Participants; (c) prepare reports and data required by the Company concerning the Plan; and (d) take any other actions as are otherwise necessary or appropriate for effective implementation and administration of the Plan. The
Administrative Committee shall be the Plan Administrator for purposes of ERISA.

SECTION 4.  BENEFITS
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     4.1 A Participant shall be entitled to benefits upon a Separation from
Service with the Company under the following circumstances:

          (a) Involuntary Termination of Employment without Cause. If a
     Participant incurs a involuntary Separation from Service with the Company on account of the Company's termination of the Participant's employment other than for "cause," the Participant shall be entitled to benefits as provided in Section 4.2, below. As defined in this Plan, "cause" shall mean
     (i) the willful and continued failure of the Participant to substantially perform the Participant's duties with the Company; (ii) the willful engaging by the Participant in an act or acts of dishonesty constituting a felony and resulting or intending to result in gain or personal enrichment at the expense of the Company, or the Participant's conviction of a felony;
     or (iii) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise.

          (b) Termination of Employment Upon a Change of Control. If within the period commencing on the date that a Change of Control is formally proposed to the Company's Board of Directors and ending on the first anniversary of the date on which such Change of Control occurs (i) the employment of the
     Participant is terminated by the Company (or successor thereto) without
     "cause" or (ii) a reduction

     in the Participant's salary or benefits occurs other than an across-the-board reduction affecting all members of senior management, or a material reduction of the Participant's duties and significant responsibilities occurs (not including reasonable changes in title or in corporate structure), and in connection with any of the foregoing the
     Participant incurs a Separation from Service with the Company, whether voluntary or involuntary; in either case the Participant shall be entitled to benefits as provided in Section 4.2, below.

     4.2 In the event of a Participant's Separation from Service as described in
Section 4.1(a) or (b), above, the maximum benefit shall consist of payment of the Participant's bi-weekly salary for a period of one year after the effective date of the Participant's Separation from Service (provided that such time period shall be two years in the case of Participant David J. Albert). If the
Participant secures other full-time employment during the applicable period, benefits shall cease as of the date such other employment commences. In addition, the Company's obligation to pay benefits hereunder shall survive a
Participant's death during the applicable benefit period following termination of employment.

     4.3 Notwithstanding anything to the contrary set forth herein, any and all amounts payable hereunder shall remain general assets of the Company until actually paid distributed to a Participant.

     4.4 In no event will benefits hereunder be paid to a Participant prior to the Participant's Separation from Service, nor may the commencement of benefits be deferred to a date later than the Participant's Separation from Service, except as provided in Section 4.5, below. The Plan may not be amended to permit the acceleration of the time or schedule of any payment under the Plan, except as may be provided by regulation or other guidance issued pursuant to Code
ss.409A(a)(3). This paragraph is intended to be (and shall be interpreted to be)
consistent with Code ss.409A(a)(3), Code ss.409A(a)(4)(C) and related guidance.

     4.5 At all times that the Company is publicly traded on an established securities market (as defined for purposes of Code ss.409A), if a distribution is to be made to a Specified Employee (as defined for purposes of Code
ss.409A(a)(2)(B)(i)) on account of a Separation from Service, no benefits shall be paid to the Specified Employee before the date which is six (6) months after the date of the Specified Employee's Separation from Service. Upon completion of such six month period, any benefits accrued to the Specified Employee but unpaid shall thereupon be paid to the Specified Employee.

SECTION 5.  CLAIMS PROCEDURES
-----------------------------

     5.1 Any person or entity (hereinafter referred to as "Claimant") claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the
Administrative Committee, which shall respond in writing as soon as practical, but in no event later than ninety (90) days after receiving the initial claim.

     5.2 If the claim or request is denied, the written notice of denial shall state:

          (i) the reasons for denial, with specific reference to the Plan provisions on which the denial is based;

          (ii) a description of any additional material or information required and an explanation of why it is necessary, in which event the time period indicated in section 5.1, above, shall be one hundred and eighty (180) days from the date of the initial claim; and

          (iii) an explanation of the Plan's claim review procedure.

     5.3 Any Claimant whose claim or request is denied or who has not received a response within sixty (60) days may request a review by notice given in writing to the Administrative Committee. Such request must be made within sixty (60)
days after receipt by the Claimant of the written notice of denial, or in the event Claimant has not received a response sixty (60) days after receipt by the
Administrative Committee of Claimant's claim or request. The claim or request shall be reviewed by the Administrative Committee which may, but shall not be required to, grant the Claimant a hearing. On review, the Claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

     5.4 The decision on review shall normally be made within sixty (60) days after the Administrative Committee's receipt of a Claimant's claim or request.
If an extension of time is required for a hearing or other special circumstances, the Claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state reasons supporting the decision and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

SECTION 6.  GENERAL PROVISIONS
------------------------------

     6.1 The rights of a Participant to the payment of deferred compensation as provided in the Plan shall not be assigned, pledged, or encumbered or be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, whether voluntary or involuntary, including, but not limited to, any liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of any Participant. Any such attempted assignment or transfer shall be void.

     6.2 The Plan is intended to constitute an unfunded deferred compensation arrangement for a select group of management and highly compensated employees.
Nothing contained in the Plan, and no action taken pursuant to the Plan, shall create or be construed to create a trust of any kind. The Company's obligations hereunder shall be an unfunded and unsecured promise to pay money in the future for tax purposes and for purposes of Title I of ERISA. A Participant's right to receive benefits hereunder shall be no greater than the right of an unsecured general creditor of the Company. Benefits shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such benefits. Notwithstanding the foregoing, the Company may, in its discretion and in conjunction with maintaining this Plan, establish a so-called "rabbi trust."
Any such trust created by the Company, and any assets held thereunder to assist the Company in meeting its obligations under this Plan, may be based on the
Revenue Procedure 92-64 model trust (or subsequent guidance issued by the IRS).

     6.3 Nothing contained in the Plan shall give any Participant the right to continue in the employment of the Company or affect the right of the Company to discharge a Participant.

     6.4 The Plan shall be construed and governed in accordance with the laws of the State of Connecticut, to the extent not preempted by Federal law.

SECTION 7.  TAXES AND INCOME TAX WITHHOLDING
--------------------------------------------

     7.1 The Company shall deduct from all amounts paid under this Plan any taxes required to be withheld by the Company under any federal, state, or local government tax statutes. The Participants will be responsible for all federal, foreign, state and local income taxes and any other taxes imposed on amounts paid under this Plan.

SECTION 8.  AMENDMENT, SUSPENSION OR TERMINATION
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     8.1 The Company may not amend, suspend, or terminate the Plan with respect to any Participant without the consent of such Participant; provided that
Jonathan Moyer shall cease to be a Participant hereunder as of June 30, 2007.

                            [signature page follows]

     IN WITNESS WHEREOF, the undersigned, on behalf of the Company, has set his or her hand this 4th day of May, 2006.

                                   PROLIANCE INTERNATIONAL, INC.

                                   By: /s/ Charles E. Johnson
                                       -----------------------------------------
                                       Its President and Chief Executive Officer
                                       Duly Authorized